UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2006

SHELTER PROPERTIES V LIMITED PARTNERSHIP

(Exact name of Registrant as specified in its charter)

South Carolina	0-11574	57-0721855
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification Number)
organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Shelter Properties V Limited Partnership, a South Carolina limited partnership (the “Registrant”), owned Woodland Village Apartments (“Woodland Village”), a 308-unit apartment complex located in Columbia, South Carolina.  On March 31, 2006, the Registrant sold Woodland Village to a third party, The Bethany Group, LLC, a California limited liability company (the “Purchaser”).  The Purchaser purchased the property along with 11 other apartment complexes and one parcel of land, all of which are owned by entities affiliated with AIMCO Properties, L.P., which is an affiliate of the corporate general partner of the Registrant.  The total sales price for Woodland Village, the 11 other apartment complexes and the parcel of land was approximately $148,005,000, of which approximately $13,010,000 represents the sales price for Woodland Village.  The Registrant continues to own and operate two other investment properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's corporate general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statement of operations reflect the operations of the Registrant as if Woodland Village and Old Salem Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on January 19, 2006) had been sold on January 1, 2005.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period.  This pro forma information should be read in conjunction with the Registrant’s 2005 Annual Report on Form 10-KSB.

PRO FORMA CONSOLIDATED BALANCE SHEET

(in thousands)

December 31, 2005

All other assets	$ 1,389
Investment properties, net	13,095

Total Assets	$ 14,484

All other liabilities	$ 470
Mortgage notes payable	10,981
Partners’ capital	3,033
Total Liabilities and Partners’ Capital	$ 14,484

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per unit data)

Year Ended
December 31, 2005

Total revenues	$ 3,168
Total expenses	4,185

Net loss	$(1,017)

Net loss per limited partnership unit	$(19.17)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELTER PROPERTIES V LIMITED PARTNERSHIP

(a South Carolina Limited Partnership)

By:

Shelter Realty V Corporation

Corporate General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

April 5, 2006